OTHER PAYABLES AND ACCRUED LIABILITIES	6 Months Ended
Sep. 30, 2025
Payables and Accruals [Abstract]
OTHER PAYABLES AND ACCRUED LIABILITIES

NOTE 11 — OTHER PAYABLES AND ACCRUED LIABILITIES

	As of March 31,	As of September 30,
	2025	2025
	RMB	RMB
Advance from customers	45,411	50,161
Accrued payroll	11,065	10,957
VAT payable	3,490	2,029
Other payables	29,384	27,043
Total	89,350	90,190

As of March 31, 2025, other payables mainly included RMB12.1 million advance from supply chain service provider and RMB2.2 million unpaid director’s compensation. As of September 30, 2025, other payables mainly included RMB15.1 million advance from supply chain service providers.

UTIME LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in thousands, except share data and per share data, or otherwise noted)